Exhibit 99.1
PURECYCLE ANNOUNCES PRIVATE OFFERING OF $200.0 MILLION OF GREEN CONVERTIBLE SENIOR NOTES
ORLANDO, Fla. – August 21, 2023 – PureCycle Technologies, Inc. (Nasdaq: PCT), today, announced its intention to offer, subject to market conditions and other factors, $200.0 million aggregate principal amount at maturity of its Green Convertible Senior Notes due 2030 (the “notes”) in a private offering (the “offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). PureCycle also expects to grant the initial purchaser of the notes an option to purchase, for settlement during a period of 13 days from, and including, the date the notes are first issued, up to an additional $30.0 million aggregate principal amount of the notes. Each $1,000 principal amount at maturity of notes will be issued at a discount to the principal amount at maturity. An amount equal to the difference between the issue price and the principal amount at maturity will accrete from the original issue date through August 15, 2027.
Entities affiliated with Sylebra Capital Management have indicated an interest in purchasing up to $75.0 million aggregate principal amount at maturity of notes.
PureCycle intends to allocate an amount equal to the net proceeds from this offering to the financing and refinancing of recently completed and future Eligible Green Projects (as defined below) in the United States. In particular, PureCycle intends to allocate the net proceeds from this offering to make payments on certain long-lead items and fund initial outside battery limits engineering design work, both associated with a multi-line purification facility to be built in Augusta, Georgia. Pending such allocation, PureCycle intends to use the remaining net proceeds for general corporate purposes.
“Eligible Green Projects” means: (i) investments in acquisitions of buildings; (ii) building developments or redevelopments; (iii) renovations in existing buildings; and (iv) tenant improvement projects, in each case, that have received, or are expected to receive, in the three years prior to the issuance of the Notes or during the term of the Notes, a Leadership in Energy and Environmental Design (LEED) Silver, Gold or Platinum certification (or environmentally equivalent successor standards).
Holders of the notes may convert all or any portion of their notes at their option at any time prior to the close of business on the second scheduled trading day immediately preceding the maturity date. Upon conversion, PureCycle will pay or deliver, as the case may be, cash, shares of its common stock or a combination of cash and shares of its common stock, at PureCycle’s election.
Holders of the notes have the right to require PureCycle to repurchase for cash all or any portion of their notes on August 15, 2027 at a repurchase price equal to 100% of the principal amount at maturity of the notes to be repurchased, plus accrued and unpaid interest to, but excluding, August 15, 2027. In addition, if PureCycle undergoes a “fundamental change,” then holders of the notes may require PureCycle to repurchase for cash all or any portion of their notes at repurchase price equal to 100% of the accreted principal amount of the notes to be repurchased, plus accrued and unpaid interest to, but excluding, the applicable fundamental change repurchase date.
Prior to August 20, 2025, the notes will not be redeemable at PureCycle’s option. On a redemption date occurring on or after August 20, 2025 and on or before the 40th scheduled trading day before the maturity date, PureCycle may redeem for cash all or any portion of the notes (subject to certain exceptions and restrictions), at PureCycle’s option, if the last reported sale price per share of PureCycle’s common stock has been at least 130% of the conversion price then in effect for a specified period of time. The redemption price will be equal to 100% of the accreted principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. The interest rate, conversion rate and other terms of the notes are to be determined upon pricing of the offering.
There can be no assurance that the offering will be completed. The notes will be offered to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. Neither the notes nor the shares of common stock issuable upon conversion of the notes, if any, have been, nor will be, registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.
This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.
About PureCycle
PureCycle Technologies LLC., a subsidiary of PureCycle Technologies, Inc., holds a global license for the only patented solvent-driven purification recycling technology, developed by The Procter & Gamble Company (P&G), that is designed to transform polypropylene plastic waste (designated as No. 5 plastic) into a continuously renewable resource. The unique purification process is designed to remove color, odor, and other impurities from No. 5 plastic waste resulting in an ultra-pure recycled (UPR) plastic that can be recycled and reused multiple times, changing our relationship with plastic.
Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements, including statements about the outcome of any legal proceedings to which PureCycle is, or may become a party, and the financial condition, results of operations, earnings outlook and prospects of PureCycle. Forward-looking statements generally relate to future events or PureCycle’s future financial or operating performance and may refer to projections and forecasts. Forward-looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking.
The forward-looking statements are based on the current expectations of the management of PureCycle and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in each of PureCycle’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and PureCycle’s Quarterly Reports on

Form 10-Q for the periods ended March 31, 2023 and June 30, 2023, those discussed and identified in other public filings made with the Securities and Exchange Commission by PureCycle and the following:
•PureCycle’s ability to obtain funding for its operations and future growth and to continue as a going concern;
•PureCycle's ability to meet, and to continue to meet, applicable regulatory requirements for the use of PureCycle’s UPR in food grade applications (including in the United States, Europe, Asia and other future international locations);
•PureCycle 's ability to comply on an ongoing basis with the numerous regulatory requirements applicable to the UPR resin and PureCycle’s facilities (including in the United States, Europe, Asia and other future international locations);
•Expectations and changes regarding PureCycle’s strategies and future financial performance, including its future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and PureCycle’s ability to invest in growth initiatives;
•The ability of PCT’s first commercial-scale recycling facility in Lawrence County, Ohio to be appropriately certified by Leidos Engineering, LLC, following certain performance and other tests, and commence full-scale commercial operations in a timely and cost-effective manner;
•PureCycle’s ability to complete the necessary funding with respect to, and complete the construction of, (i) its first U.S. multi-line facility, located in Augusta, Georgia, (ii) its first commercial-scale European plant located in Antwerp, Belgium, and (iii) its first commercial-scale Asian plant located in Ulsan, South Korea, in a timely and cost-effective manner;
•PureCycle’s ability to sort and process polypropylene plastic waste at, its plastic waste prep facilities;
•PureCycle’s ability to maintain exclusivity under the Procter & Gamble Company license;
•the implementation, market acceptance and success of PureCycle’s business model and growth strategy;
•the success or profitability of PureCycle’s offtake arrangements;
•the ability to source feedstock with a high polypropylene content at a reasonable cost;
•PureCycle’s future capital requirements and sources and uses of cash;
•developments and projections relating to PureCycle’s competitors and industry;
•the outcome of any legal or regulatory proceedings to which PureCycle is, or may become, a party including the securities class action case;
•geopolitical risk and changes in applicable laws or regulations;
•the possibility that PureCycle may be adversely affected by other economic, business, and/or competitive factors, including rising interest rates, availability of capital, economic cycles, and other macro-economic impacts;
•turnover or increases in employees and employee-related costs;

•changes in the prices and availability of labor (including labor shortages), transportation and materials, including significant inflation, supply chain conditions and its related impact on energy and raw materials, and PureCycle’s ability to obtain them in a timely and cost-effective manner;
•any business disruptions due to political or economic instability, pandemics, armed hostilities (including the ongoing conflict between Russia and Ukraine);
•the potential impact of climate change on PureCycle, including physical and transition risks, higher regulatory and compliance costs, reputational risks, and availability of capital on attractive terms;
•operational risk;
•the proposed terms of the notes;
•the size of the notes offering, including the option to purchase additional notes to be granted to the initial purchaser; and
•the anticipated use of proceeds from the sale of the notes.
The forward-looking statements in this press release represent our views as of the date of press release. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. Therefore, these forward looking statements do not represent our views as of any date other than the date of this press release.
All subsequent written and oral forward-looking statements or other matters attributable to PureCycle or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this press release. Except to the extent required by applicable law or regulation, PureCycle undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.
Investor Relations Contact:
Charles Place
689-233-3595
cplace@purecycle.com
Media Contact:
Christian Bruey
352-745-6120
cbruey@purecycle.com
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